SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              ---------------------




                Date of Report (Date of earliest event reported)

                                 August 23, 2000

                            U.S. ENERGY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                              0-10238                52-1216347
(State or other                       (Commission             (I.R.S. Employer
jurisdiction of                        File Number)          Identification No.)
Incorporation)

515 N. Flagler Drive, Suite 702, West Palm Beach, Florida          33401
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (561) 820-9779

Item 7.           Financial Statements and Exhibits

        a.        Financial statements of business acquired.
                  Set forth herein.

        b.        Pro forma financial information
                  Not required

                          CASTLEBRIDGE PARTNERS, L.L.C.
                                  ANNUAL REPORT
                                DECEMBER 31, 1999



                                Table of Contents

                                                                                                             Page
                                                                                                              No.

Independent Auditors' Report..............................................................................    F-2

Statement of Financial Condition..........................................................................    F-3

Statement of Income and Members' Equity...................................................................    F-4

Statement of Cash Flows...................................................................................    F-5

Notes to Financial Statements.............................................................................    F-6-8


                          INDEPENDENT AUDITORS' REPORT


To the Members
Castlebridge Partners, L.L.C.
Chicago, Illinois


We  have  audited  the   accompanying   statement  of  financial   condition  of
Castlebridge Partners, L.L.C. as of December 31, 1999, and the related statements of income and members' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Castlebridge Partners, L.L.C. as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Gleeson, Sklar, Sawyers & Cumpata LLP
-----------------------------------------
    Gleeson, Sklar, Sawyers & Cumpata LLP
    Elgin, Illinois
    September 29, 2000

                          CASTLEBRIDGE PARTNERS, L.L.C.
                        STATEMENT OF FINANCIAL CONDITION
                      FOR THE YEAR ENDED DECEMBER 31, 1999

ASSETS
-------

Current assets
--------------
  Cash                                                                            $ 104,079
  Accounts receivable, net of allowance for doubtful accounts of $0                  20,000
                                                                                    -------
  Total current assets                                                              124,079

Equipment, less accumulated depreciation of $13,679                                  24,854
---------------------------------------------------                                 -------

Total assets                                                                      $ 148,933
------------                                                                        -------


LIABILITIES AND MEMBERS' EQUITY
-------------------------------
Current liabilities
-------------------
  Accounts payable                                                               $  46,540
  Current portion of capital lease obligations                                       3,965
                                                                                    ------
  Total current liabilities                                                         50,505

Capital lease obligations                                                            7,427
-------------------------
Equity
------
  Members' equity                                                                   91,001
                                                                                    ------

Total liabilities and members' equity                                            $ 148,933
-------------------------------------                                              =======


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          CASTLEBRIDGE PARTNERS, L.L.C.
                     STATEMENT OF INCOME AND MEMBERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1999


Revenues                                                                          $ 921,103

Expenses:
Salaries and wages                                                                  552,600
General and administrative                                                          362,889
                                                                                    -------
Total expenses                                                                      915,489
                                                                                    -------
Operating income                                                                      5,614

Interest expense                                                                      2,509
                                                                                    -------
Net income                                                                            3,105

Beginning members' equity                                                            87,896
                                                                                    -------
Ending members' equity                                                             $ 91,001
                                                                                    =======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          CASTLEBRIDGE PARTNERS, L.L.C.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


Cash flows from operating activities:
-------------------------------------
Net income                                                                        $   3,105
Adjustments to reconcile net income to net
  cash flows from operating activities:
    Depreciation                                                                      9,306
    Decrease in accounts receivable                                                     835
    Increase in accounts payable                                                     41,593
                                                                                     ------
Net cash provided by operating activities                                            54,839

Cash flows used in investing activities:
----------------------------------------
  Purchase of equipment                                                                (700)

Cash flows used in financing activities:
----------------------------------------
  Principal payments under capital lease obligation                                  (3,707)
                                                                                      ------
Net increase in cash                                                                 50,432

Cash, beginning of year                                                              53,647

Cash, end of year                                                                 $ 104,079
                                                                                    =======
Supplemental schedule of non-cash investing and financing transactions:
-----------------------------------------------------------------------
  Equipment acquired in exchange for capital lease obligation assumed             $  15,099




               SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          CASTLEBRIDGE PARTNERS, L.L.C.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999



Note 1 - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of operations

     Castlebridge Partners, L.L.C. (the "Company") is a Chicago-based consulting firm that focuses on structuring risk management in the electric power markets and commodity derivative markets, including risk management and hedging of weather risk, fuel, emission credits, and electric power. The company markets its services across the United States.

     Summary of significant accounting policies

     The following is a summary of the significant accounting policies applied by management in the preparation of the accompanying financial statements.

         Limited liability

         As a limited liability company, the members have limited liability.

         Use of estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Cash

         Cash includes investments in highly liquid money market funds.

         Equipment

         Equipment is stated at the lower of cost or net realizable value, and is depreciated over the estimated useful lives of the related assets. Depreciation is computed using accelerated depreciation methods, over five to seven years.

         Depreciation expense for the year was $9,306.

         Income taxes

         The Company is not a taxpaying entity for federal income tax purposes, and thus no income tax expense has been recorded in the statements. Income of the Company is taxed to the members in their respective returns. The Company is not responsible for state income taxes as none of the members of the Company are individuals.

                          CASTLEBRIDGE PARTNERS, L.L.C.
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
                                DECEMBER 31, 1999


Note 1 - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

         Concentration of credit risk

         The Company deposits its cash primarily in deposit accounts with major banks. Certain cash deposits may occasionally be in excess of federally insured limits. The Company has not incurred and does not expect losses related to its cash.


Note 2 - OPERATING LEASES

     The Company occasionally enters into operating lease agreements for various property and equipment, including transportation equipment. These leases expire in 2000. Total rent expense under operating leases for 1999 was $55,345.


Note 3 - CAPITAL LEASE OBLIGATIONS

     The Company has entered into a capital lease agreement for the purchase of telephone equipment. This capital lease expires in March 2002. The asset is recorded at the present value of the minimum lease payments, and is being depreciated over seven years. Depreciation expense for this asset is included in depreciation expense for 1999 and totaled $2,161.

     Following is a summary of property held under capital leases at December 31, 1999:

          Office equipment                                     $        15,099
          Less accumulated depreciation                                  2,161
                                                               -----------------
                                                               $        12,938
                                                               =================

     Minimum future lease payments under capital leases as of December 31, 1999 for each of the next three years and in the aggregate are:

          Year ended December 31,
                2000                                          $          6,216
                2001                                                     6,216
                2002                                                     2,546
                                                               -----------------
          Total minimum lease payments                                  14,978
          Less:  amounts representing interest                           3,586
                                                               -----------------
          Present value of net minimum lease                            11,392
          Less:  current maturity                                        3,965
                                                               -----------------
          Long-term portion                                    $         7,427
                                                               =================
                                      F-7

Note 4 - SUBSEQUENT EVENT

     The ownership of Castlebridge Partners, L.L.C. changed significantly subsequent to December 31, 1999. In 1999 the Company was owned by two entities, Crossbridge Partners (the management), which owned a 51% member interest, and Castlebridge Partners, Inc. (the investor), which owned a 49% member interest.

     In May of 2000, management merged Crossbridge Partners into a new entity, GKM II, Inc. Consequently, the member interest in Castlebridge Partners, L.L.C. owned by Castlebridge Partners, Inc. was at the same time purchased and sold out to Kemper-Castlebridge, Inc., a subsidiary of the Kemper Casualty Company. As of May 31, 2000, Castlebridge Partners, L.L.C. was owned 50% by GKM II, Inc. and 50% by Kemper-Castlebridge, Inc.

     On August 23, 2000, US Energy Systems Castlebridge, L.L.C., a subsidiary of US Energy Systems, Inc.(USEY), purchased an aggregate 25% interest in Castlebridge Partners, L.L.C. in exchange for stock of USEY.

                          CASTLEBRIDGE PARTNERS, L.L.C.
                                August 31, 2000
                               Table of Contents

                                                                                                   PAGE NO.

Statement of Financial Condition (unaudited)..................................................      F-10
Statement of  Income and Members's Equity (unaudited).........................................      F-11
Statement of Cash Flows unaudited)............................................................      F-12


                          CASTLEBRIDGE PARTNERS, L.L.C.
                        STATEMENT OF FINANCIAL CONDITION
                                AUGUST 31, 2000
                                   UNAUDITED


ASSETS
-------
Current assets
--------------
  Cash                                                                          $  127,491
  Accounts receivable, net of allowance for doubtful accounts of $0                  3,351
  Stock                                                                          2,772,656
                                                                                 ---------
  Total current assets                                                           2,903,498

Equipment, less accumulated depreciation of $14,479                                 29,406
---------------------------------------------------                              ---------

Total assets                                                                    $2,932,904
------------                                                                     =========


LIABILITIES AND MEMBERS' EQUITY
-------------------------------
Current liabilities
-------------------
  Accounts payable                                                              $   30,699
  Current portion of capital lease obligations                                       6,879
                                                                                 ---------
  Total current liabilities                                                         37,578

Capital lease obligations                                                            3,714
-------------------------
Equity
------
  Members' equity                                                                  2,891,612
                                                                                 -----------
Total liabilities and members' equity                                             $2,932,904
-------------------------------------                                            ===========

                                      F-10

                          CASTLEBRIDGE PARTNERS, L.L.C.
                     STATEMENT OF INCOME AND MEMBERS' EQUITY
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 2000
                                    UNAUDITED

Revenues                                                                        $ 381,576

Expenses:
Salaries and wages                                                                 368,797
General and administrative                                                         240,476
                                                                                 ---------
Total expenses                                                                     609,273
                                                                                 ---------
Operating income                                                                  (227,697)

Interest income                                                                      2,386
Interest expense                                                                       ---
Other expense                                                                          ---
                                                                                 ---------
Net income                                                                        (225,311)

Beginning members' equity                                                           91,001

Member contribution/distribution                                                 3,025,922
                                                                                 ---------
Ending members' equity                                                          $2,891,612
                                                                                 =========

                         CASTLEBRIDGE PARTNERS , L.L.C.
                            STATEMENT OF CASH FLOWS
                   FOR THE EIGHT MONTHS ENDED AUGUST 31, 2000
                                   UNAUDITED


Cash flows from Operating Activities
Net Income                                                                                  ($225,311)
Adjustments to Reconcile net income to net cash flows from operating activities:
     Depreciation                                                                                $800
  Decrease in Accounts Receivable                                                             $16,649
  Decrease in Accounts Payable                                                               ($15,841)
                                                                                             ---------
Net Cash provided by operating activities                                                   ($223,703)

Cash flows used in investing activities
     Purchase of Equipment                                                                    ($5,352)

Cash flow used in financing activities
     Principal payments under capital lease obligation                                          ($799)
     Net capital contributed                                                               $3,025,922
     Capital contributed-Non cash                                                         ($2,772,656)
                                                                                            ---------
 Net cash provided from Financing Activities                                                 $252,467

Net increase in cash                                                                          $23,412

Cash Beginning of year                                                                       $104,079
                                                                                              -------
Cash as of 08/31/00                                                                          $127,491
                                                                                              =======

SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            U.S. Energy Systems, Inc.


                            /s/ Robert C. Benson
                            ---------------------------------------------
                                Robert C. Benson, Chief Financial Officer


Dated:   November 6, 2000
         Chicago, Illinois